Subsequent Event	12 Months Ended
Dec. 31, 2024
Subsequent Event
Subsequent Event

23.Subsequent Event

The Board has approved a cash dividend of US$0.02 per ADS or US$0.002 per ordinary share, for a total amount of approximately RMB53,126 (US$7,278), to shareholders of record as of the close of business on April 11, 2025. The payment date is expected to be on or around April 30, 2025 for holders of ordinary shares and on or around May 2, 2025 for holders of ADSs.